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                               SECURITIES AND EXCHANGE COMMISSION

                                     WASHINGTON, D.C.  20549

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                                            FORM 8-K

                                         CURRENT REPORT

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                            Pursuant to Section 13 or 15(d) of the
                             Securities and Exchange Act of 1934


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Date of Report (Date of earliest event reported):      June 13, 1996
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                          GRAYBAR ELECTRIC COMPANY, INC.
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             (Exact name of registrant as specified in its charter)


    New York                        0-255                       13-0794380
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(State of incorporation           (Commission                  (IRS Employer
   or organization)                 File No.)               Identification No.)



        34 North Meramec Avenue
          St. Louis, Missouri                                 63105
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:       (314) 512-9200
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Item 4.    Changes in Registrant's Certifying Accountant
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           On June 13, 1996, the Company terminated the engagement of Price
Waterhouse LLP as the independent accountants for the audit of the Company's financial statements.

           The reports of Price Waterhouse LLP on the financial statements of the Company for each of the past two years contained no adverse opinion or disclaimer of opinion or any qualification or modification as to uncertainty, audit scope or accounting principle.

           The decision to change the Company's independent accountants was recommended by the Audit Committee and approved by the Board of Directors.

           During the two most recent fiscal years ended December 31, 1995 and 1994, and during the period January 1, 1996 through June 13, 1996, (1) there were no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Price Waterhouse LLP, would have caused a reference to the subject matter of the disagreement in its audit report and (2) no reportable events involving Price Waterhouse LLP have occurred that must be disclosed under applicable securities laws.

           The Company has provided Price Waterhouse LLP a copy of the disclosures contained herein and requested Price Waterhouse LLP to furnish the Company a copy of a letter from Price Waterhouse LLP to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter from Price Waterhouse LLP is filed as an exhibit to this Form 8-K.

           On June 13, 1996, the Company notified Ernst & Young LLP of the Company's intention to engage Ernst & Young LLP as independent accountants for the audit of the Company's financial statements for the fiscal year ending December 31, 1996. During the two most recent fiscal years ended December 31, 1995 and 1994 and during the period January 1, 1996 to June 13, 1996, the Company has not consulted with Ernst & Young LLP on items that concerned the application of accounting principles to a specific transaction, either completed or proposed, or on the type of audit opinion that might be rendered on the Company's financial statements.

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Item 7.    Financial Statements and Exhibits.
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           Exhibit 16      Letter from Price Waterhouse LLP to the Securities
                           and Exchange Commission (Page 5).

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                           SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


        June 19, 1996                    GRAYBAR ELECTRIC COMPANY, INC.
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           (Date)



                                         By          \S\ J. R. SEATON
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                                                        J. R. Seaton
                                                       Vice President
                                                       and Comptroller

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